SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Under 14a-12

EMPIRE RESORTS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EMPIRE RESORTS, INC.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

To the Stockholders of Empire Resorts, Inc.:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Meeting”) of Empire Resorts, Inc. (the “Company”), to be held at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street, 11th Floor, New York, New York on Tuesday, November 6, 2012, at 10:00 a.m., Eastern Standard Time, to consider and vote upon the following proposals:

1.	To elect six Directors to serve on the Company’s Board of Directors (the “Board”) until the 2013 annual meeting of stockholders or until their successors are elected and qualified; and

2.	Such other procedural matters as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

The Board has fixed the close of business on September 14, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice for a more complete statement of matters to be considered at the Meeting.

By Order of the Board,

/s/ Emanuel Pearlman	/s/ Nanette L. Horner
Emanuel Pearlman	Nanette L. Horner
Chairman of the Board	Secretary

September 21, 2012

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet. If you grant a proxy, you may revoke it at any time prior to the Meeting or vote in person at the Meeting. If you received this proxy statement in the mail, a return envelope is enclosed for your convenience.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote.

EMPIRE RESORTS, INC.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 6, 2012

To the Stockholders of Empire Resorts, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Empire Resorts, Inc. (the “Company”) for use at the 2012 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 150 East 42nd Street, 11th Floor, New York, New York, on Tuesday, November 6, 2012, at 10:00 a.m., Eastern Standard Time, to consider and vote upon the following proposals:

1.	To elect six Directors to serve on the Company’s Board of Directors (the “Board”) until the 2013 annual meeting of stockholders or until their successors are elected and qualified; and

2.	Such other procedural matters as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Holders of record of our Common Stock, Series B Preferred Stock and Series E Preferred Stock (collectively the “Voting Stock”) at the close of business on September 14, 2012 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to twenty-seven hundredths (.27) of one vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of one vote.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Voting Stock entitled to vote at the Meeting, voting as one class, is required to elect directors. The affirmative vote of a majority of the issued and outstanding shares of Voting Stock entitled to vote at the Meeting, voting as one class, is required for approval of the Amendment.

A complete list of stockholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

Even if you plan to attend the Meeting in person, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Emanuel Pearlman	/s/ Nanette L. Horner
Emanuel Pearlman	Nanette L. Horner
Chairman of the Board	Secretary

September 21, 2012

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES FOR DIRECTOR.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on November 6, 2012: This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2011, is available at: http://www.cstproxy.com/empireresorts/2012.

EMPIRE RESORTS, INC.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

to be held on Tuesday, November 6, 2012, 10:00 a.m.

Ellenoff Grossman & Schole LLP

150 East 42nd Street, 11th Floor

New York, New York

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Meeting to be held on Tuesday, November 6, 2012 at 10:00 a.m. Eastern Standard Time at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street, 11th Floor, New York, New York, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to shareholders on September 21, 2012. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Empire Resorts, Inc. as the “Company”, “we”, “us” or “our.”

What is included in these materials?

These materials include:

•	This proxy statement for the Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on March 19, 2012 (the “Annual Report”).

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.cstproxy.com/empireresorts/2012 or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	View on the Internet the Company’s proxy materials for the Meeting; and

•	Instruct the Company to send future proxy materials to you by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock, par value $.01 per share (“Common Stock”), Series B Preferred Stock, par value $.01 per share (“Series B Preferred Stock”) or Series E Preferred Stock, par value $.01 per share (“Series E Preferred Stock” and, together with the Common Stock and Series B Preferred Stock, the “Voting Stock”) on September 14, 2012 (the “Record Date”) may attend and vote at the Meeting. There were 30,023,287 shares of Common Stock, 44,258 shares of Series B Preferred Stock and 1,730,696 shares of Series E Preferred Stock outstanding on the Record Date. Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to twenty-seven hundredths (.27) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of a vote and all vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Principal Stockholders” on page 26 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Joseph A. D’Amato, our Chief Executive Officer and a Director, and/or Emanuel R. Pearlman, our Chairman of the Board, as your representative at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

You are being asked to vote on the election of six directors to a term of one (1) year. We will also transact any other business that properly comes before the Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees for Director.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

•

Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Standard Time, on November 5, 2012.

•

By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided such that it is received by the Company before the meeting.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•

In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

Via the Internet. You may vote by proxy via the Internet by visiting www.cstproxyvote.com and entering the control number found in the Notice. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Standard Time, on November 5, 2012.

•

By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided such that it is received by the Company before the meeting.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Empire Resorts, Inc.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are three ways to request a paper copy of proxy materials:

•	By telephone: You may obtain a paper copy of the proxy materials by calling (888) 221-0690.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.cstproxy.com/empireresorts/2012

•	By Email: You may obtain a paper copy of the proxy materials by email at proxy@continentalstock.com

Please make your request for a paper copy as instructed above on or before October 26, 2012 to facilitate timely delivery.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Meeting and voting in person if you are a stockholder of record. However, your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701 a written notice of revocation prior to the Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How many shares must be present or represented to conduct business at the Meeting?

The quorum requirement for holding the Meeting and transacting business is that holders of a majority of the Voting Stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

How many votes are required to elect each of Messrs. D’Amato, Pearlman, Au, Polle, Simon and Ms. Palumbo as directors?

The affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Voting Stock entitled to vote at the Meeting, voting as one class, is required to elect directors.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the proposals being placed before our stockholders at the Meeting.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal, and therefore broker non-votes and abstentions have no effect on the proposal relating to the election of directors.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who can help answer my questions?

You can contact our Chief Counsel and Secretary, Nanette L. Horner, at (845) 807-0001 or by sending a letter to Nanette L. Horner at offices of the Company at c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701 with any questions about proposals described in this proxy statement or how to execute your vote.

THE MEETING

We are furnishing this proxy statement to you, as a stockholder of Empire Resorts, Inc., as part of the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at our Meeting to be held on November 6, 2012, or any adjournment or postponement thereof. In this proxy statement, the terms “Empire,” “Company,” “we,” “our,” “ours,” and “us” refer to Empire Resorts, Inc., a Delaware corporation, and its subsidiaries.

Date, Time, Place and Purpose of the Meeting

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street, 11th Floor, New York, New York, on Tuesday, November 6, 2012, at 10 a.m., Eastern Standard Time. You are cordially invited to attend the Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

•	To elect six Directors to serve on the Board until the 2013 annual meeting of stockholders or until their successors are elected and qualified; and

•	To transact such other procedural matters as may properly come before the Meeting or any adjournment or postponement thereof.

The Board unanimously recommends a vote “FOR” each nominee to the Board of Directors.

Record Date, Voting and Quorum

Our Board fixed the close of business on September 14, 2012, as the record date (the “Record Date”) for the determination of holders of our outstanding shares entitled to notice of and to vote on all matters presented at the Meeting. As of the record date, there were 30,023,287 shares of Common Stock, 44,258 shares of Series B Preferred Stock, and 1,730,696 shares of Series E Preferred Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to twenty-seven hundredths (.27) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of a vote. Accordingly, a total of 30,467,911 votes may be cast at the Meeting.

The holders of shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock (collectively the “Voting Stock”) entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock, present in person or represented by proxy at the Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Meeting by the holders of Voting Stock entitled to vote in the election are required to elect directors.

Voting

You can vote your shares at the Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must do one of the following:

•	Complete the enclosed form, called a “proxy card,” and mail it in the envelope provided; or

•

Use the Internet to vote by going to the Internet address listed on your proxy card or notice; have your proxy card or notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Standard Time, on November 5, 2012.

If you do one of the above, you will have designated the Chief Executive Officer and Chairman of the Board of Directors to act as your proxies at the Meeting. One of them will then vote your shares at the Meeting in accordance with the instructions you have given them on the proxy card or the Internet with respect to the proposals presented in this proxy statement. If you sign and return your proxy card but do not give voting instructions, your proxy will vote the shares represented thereby for the election of each of the director nominees listed below. Proxies will extend to, and be voted at, any adjournment or postponement of the Meeting.

Alternatively, you can vote your shares in person by attending the Meeting. You will be given a ballot at the meeting.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving Messrs. D’Amato and Pearlman your proxy means you authorize each of them to vote your shares at the Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or you may abstain from voting. All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Nanette L. Horner at (845) 807-0001.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Meeting. A proxy may be revoked by filing with our Secretary (Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Meeting and voting in person.

Simply attending the Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Meeting

Only holders of Voting Stock, their proxy holders and guests we may invite may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Empire as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Voting Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Voting Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law, nor our Certificate of Incorporation nor our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposal to be voted upon at the Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Meeting. If other matters do properly come before the Meeting, or at any adjournment or postponement of the Meeting, we expect that shares of our Common Stock, Series B Preferred Stock and Series E Preferred Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Expenses

The expense of preparing, printing and mailing this proxy statement, appendices and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Voting Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Principal Offices

The principal executive offices of our Company are located at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701. The Company’s telephone number at such address is (845) 807-0001.

PROPOSAL ONE—ELECTION OF DIRECTORS

Introduction

The Corporate Governance and Nominations Committee of our Board has nominated each of Joseph A. D’Amato, Emanuel R. Pearlman, Au Fook Yew, Nancy A. Palumbo, Gregg Polle and James Simon to serve as directors until the 2013 annual meeting of stockholders (subject to their respective earlier removal, death or resignation) or until their successors are elected and qualified.

We have been advised by each of Messrs. D’Amato, Pearlman, Au, Polle and Simon and Ms. Palumbo that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. Unless you indicate otherwise, shares represented by executed proxies will be voted for the election as directors of each nominee (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Agreement with Investor

Pursuant to that certain Investment Agreement, dated August 19, 2009, by and between the Company and Kien Huat and as amended on September 30, 2009 (the “Investment Agreement”), Kien Huat is entitled to designate three directors and to nominate one of its director designees to serve as the Chairman, subject to the satisfaction of all legal and governance requirements regarding service as a director and to the reasonable approval of the Corporate Governance and Nominations Committee of the Board, for so long as Kien Huat maintains certain ownership thresholds. Each of Messrs. D’Amato, Au and Pearlman are nominated as directors pursuant to Kien Huat’s right to designate three directors. In addition, for so long as Kien Huat owns Common Stock with at least 30% of the voting power of our outstanding Common Stock at such time, certain decisions made by the Board relating to fundamental transactions involving us and our subsidiaries and certain other matters require the approval of the directors designated by Kien Huat. We believe that this arrangement is an appropriate reflection of the Company’s underlying ownership structure.

Directors and Executive Officers

Name	Age	Position
Joseph A. D’Amato	64	Chief Executive Officer and Director
Emanuel R. Pearlman	52	Chairman of the Board
Au Fook Yew	62	Director
Nancy A. Palumbo	51	Director
Gregg Polle	51	Director
James Simon	65	Director
Laurette J. Pitts	43	Senior Vice President, Chief Operating Officer, Chief Financial Officer
Charles Degliomini	53	Executive Vice President
Clifford A. Ehrlich	52	President and General Manager of Monticello Raceway Management, Inc.
Nanette L. Horner	47	Senior Vice President, Chief Counsel and Chief Compliance Officer

Joseph A. D’Amato, age 64, has served as our Chief Executive Officer since January 2010 and as our Chief Financial Officer from September 2009 to December 2010. Mr. D’Amato has served as a director since September 2010. Prior to his employment with the Company, Mr. D’Amato most recently served as Chief Executive Officer of Mount Airy Casino Resort in Pennsylvania from 2007 to 2009 and as Chief Operating Officer of the Seneca Gaming Corporation in Western New York from 2005 to 2007, and as its Chief Financial Officer from 2002 to 2005. During his earlier career in the gaming industry, Mr. D’Amato served in various executive capacities with Resorts International, Trump Entertainment, Bally’s Park Place and Golden Nugget organizations. Mr. D’Amato has participated in raising over $2 billion in the public and bank finance markets, and has extensive experience with Sarbanes Oxley and the filing requirements and regulations of the Securities and Exchange Commission (the “SEC”). He has been a CPA in New Jersey and Pennsylvania and received an MS in Taxation from Widener University, an MBA (Finance) from LaSalle University, and a BS in Business Administration from LaSalle University.

Emanuel R. Pearlman, age 52, has served as a director since May 2010 and as the Chairman of the Board since September 2010. Mr. Pearlman currently serves as Chairman and CEO of Liberation Investment Group, LLC, a New York based investment management and financial consulting firm, a position he has held since January 2003. From December 2009 to the present Mr. Pearlman has served on the board of Fontainebleau Miami JV, LLC as Chairman of the audit and compensation committee. Since January 2012 he has served on the board of Network-1 Security Solutions, Inc. (OTCBB:NSSI) and on the board of Dune Energy, Inc. (OTCBB:DUNR) where he is Chairman of the nominating & governance committee. From October 2006 to March 2010, Mr. Pearlman served on the board of Multimedia Games, Inc. (NASDAQ-GS:MGAM).

Au Fook Yew, age 62, has served as a director of the Company since August 2009. Mr. Au is a director and advisor to a number of companies in Asia, Europe and United States which are involved in resorts, casinos, cruises, marine engineering and investment holding. In addition, Mr. Au is and has been a director of a number of affiliates of Kien Huat, our largest stockholder, for about the past 30 years. After stepping down in 2000 from all companies affiliated with Kien Huat, Mr. Au recently rejoined in May 2009 the Board of Star Cruises Ltd, a

Hong Kong publicly listed affiliate of Kien Huat as an independent director. Mr. Au received an MBA from the Harvard Business School and a B.Sc. (Hons.) in Chemical Engineering from the University of Birmingham, UK.

Nancy A. Palumbo, age 51, has served as a director since June 2009. Ms. Palumbo also acts as an independent consultant in the areas of strategic marketing, corporate communications and business development. Since May 2011, Ms. Palumbo is a principle in CRAMN LLC, a global business development company. Since July 2012, she also serves on the advisory board of Gentry Venture Partners II, L.P. From March 2009 to December 2011, Ms. Palumbo served as president of the Green Planet Group, a company that advised on solar and renewable energy solutions. Prior to joining Green Planet Group, from May 2007 to March 2009, Ms Palumbo was the general manager for Walker Digital Lottery and, from October 2006 to May 2007, she served as the senior vice president for Strategic Marketing and Corporate Communications for the New York Daily News. From January 2004 to October 2006, Ms. Palumbo served as the director of the New York Lottery, where she managed a $6 billion- a-year business and oversaw the opening of six video gaming facilities. From February 1995 to January 2004, Ms. Palumbo also served as the executive deputy commissioner for the Office of Parks Recreation and Historic Preservation for the State of New York, where she was instrumental in developing public-private partnerships to generate additional revenue to expand park services. Ms. Palumbo is a graduate of St. Bonaventure University.

Gregg Polle, age 51, was elected to serve as a director in December 2010. Mr. Polle is a Managing Director for Moelis & Company, an investment bank that provides financial advisory services and capital raising solutions to clients in connection with mergers and acquisitions, restructurings and other strategic matters. He has also served as an investment banker with Citigroup Inc. (“Citigroup”) and its predecessors Salomon Brothers and Salomon Smith Barney from 1983 until November 2008. Mr. Polle most recently served as head of the global industrial group at Citigroup and previously was the co-head of Citigroup’s global mergers and acquisitions group. Mr. Polle was a private investor from November 2008 through July 2011. Mr. Polle received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

James Simon, age 65, has served as a director of the Company since August 2007. He has served as President and Chief Executive Officer of Strategic Marketing Consultants, Inc., a management and marketing consulting firm since he co-founded it in 1994. The firm’s client list includes major telecommunications and financial services companies in the United States as well as some of the best known not-for-profit organizations. Mr. Simon is a former executive of the Direct Response Group, Capital Holding Corp., a financial services conglomerate and American Airlines, where he held senior marketing management positions. Prior to joining American Airlines, Mr. Simon spent 20 years as an officer in the U.S. Army. During his last six years in the U.S. Army, he was one of the architects of the marketing strategy used by the Army during its transition from a draft environment to an all-recruit force. Mr. Simon has a B.G.S. undergraduate degree from the University of Nebraska and an M.S. graduate degree from the University of Kansas.

Laurette J. Pitts, age 43, has served as the Chief Financial Officer of the Company since December 2010. In August 2011, Ms. Pitts was promoted to Senior Vice President and Chief Financial Officer and, in August 2012, she was promoted to Senior Vice President, Chief Operating Officer and Chief Financial Officer. Ms. Pitts has served in various capacities in the gaming industry since 1992. Prior to her employment with the Company, Ms. Pitts most recently served from December 2008 until December 2010 as Regional Vice President of Finance and Administration for American Racing and Entertainment, LLC, a private company that owns and operates horseracing, resort, and gaming facilities, including Tioga Downs and Vernon Downs. She previously served as Chief Financial Officer for Mohegan Sun at Pocono Downs, a gaming and entertainment facility owned by the Mohegan Tribe of Indians of Connecticut, from April 2005 until November 2008.

Charles Degliomini, age 53, is the Executive Vice President of Government Affairs and Corporate Communications of the Company. He has been an employee or consultant of the Company since 2004 and was promoted to his current position in February of 2008. Currently Mr. Degliomini serves as a Director of the New York Gaming Association, a not-for-profit trade association created in 2011 to advance the interests of New York State’s nine racetrack casinos. Previously, he was Senior Vice President of Sales and Marketing of

eLottery, Inc., the first firm to advance the technology to facilitate the sales and marketing of governmental lottery tickets on the Internet. Before taking the position at eLottery, Mr. Degliomini was President and founder of Atlantic Communications, a New York-based corporate and government affairs management company. Mr. Degliomini served in the General Services Administration (GSA) as Chief of Staff to the Regional Administrator from 1985 to 1998, and was the New York State Communications Director for Reagan-Bush in 1984. Mr. Degliomini has a B.A. in political science from Queens College and is an M.A. candidate at the New York University School of Public Administration.

Clifford A. Ehrlich, age 52, has been an employee of the Company since 1995. In April 2009, he was promoted to President and General Manager of our wholly-owned subsidiary, Monticello Raceway Management, Inc. (“MRMI”). Prior to his promotion, he most recently served as Executive Vice President and General Manager of MRMI since February 2008. From 1994 through February 2008, he served as Senior Vice President of MRMI. From 1981 to 1994, Mr. Ehrlich served as Vice President and an owner of the Pines Resort Hotel & Conference Center in the Catskills. Mr. Ehrlich has also held the position of executive committee member of the Sullivan County Tourism Advisory Board and served as President of the Catskill Resort Association. Mr. Ehrlich received a bachelor’s degree in business administration with an emphasis in management and marketing from the University of Colorado Business School.

Nanette L. Horner, age 47, was appointed to serve as the Company’s Chief Compliance Officer on August 25, 2010 and has served as the Company’s Corporate Vice President of Legal Affairs since July 1, 2010. In August 2011, Ms. Horner was promoted to Senior Vice President, Chief Counsel and Chief Compliance Officer. Ms. Horner has been involved in the gaming industry, as an attorney, since 1996. Prior to her employment with the Company, Ms. Horner worked in the Office of Chief Counsel assigned to the Bureau of Licensing of the Pennsylvania Gaming Control Board since July 2005. In September 2006, Ms. Horner was named the Board’s first Director of the Office of Compulsive and Problem Gambling. She is the Chair of the Membership Committee for the National Council on Problem Gambling, and is a member of American Mensa and the International Masters of Gaming Law.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Corporate Governance and Nominations Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, it uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described herein, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Each of Messrs. D’Amato, Au and Pearlman has extensive experience in the gaming industry. Mr. D’Amato has over 40 years of financial management, senior accounting and gaming operations experience. Mr. Au has experience as a director of and advisor to resort and casino companies. Mr. Pearlman has experience as a consultant for and director of companies in the gaming industry. Their individual and collective gaming experience provides substantial guidance with respect to our gaming operations.

Mr. Polle has over 25 years of experience as an investment banker with Citigroup and its predecessors, which also provides Mr. Polle with comprehensive financial and accounting expertise and qualifies him as an audit committee financial expert under the SEC’s guidelines.

Through her experience as a top-level executive in New York State government for many years, Ms. Palumbo has a comprehensive understanding of the extensive laws, regulations and ordinances applicable to our gaming business.

Mr. Simon brings marketing and business leadership skills to the Board from his experience as an executive officer of management and marketing consulting firms.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Corporate Governance

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Corporate Governance and Nominations Committee, Audit Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to Company and its management.

As a result, the Board has affirmatively determined that none of our directors or director nominees has a material relationship with the Company other than (a) Au Fook Yew, who the Board determined is not independent by virtue of compensation paid to him pursuant to a consulting agreement, dated as of August 19, 2009, which was terminated by Mr. Au on June 21, 2010; and (b) Joseph D’Amato, who serves as our Chief Executive Officer. The Board has also affirmatively determined that all members of our Audit Committee, Compensation Committee and Corporate Governance and Nominations Committee are independent directors.

Committees and Meetings of the Board

The Board met on eleven occasions during the fiscal year ended December 31, 2011. During the time served as a director during 2011, each of the directors attended at least 75% of the meetings held by the Board. There are four permanent committees of the Board: the Audit Committee, the Compensation Committee, the Regulatory Compliance Committee and the Corporate Governance and Nominations Committee.

Our last annual meeting of stockholders was held on December 13, 2011, and five members of our Board attended that meeting.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee, which was updated in November 2011. A copy of the Audit Committee’s Amended and Restated Charter is included here as Appendix A and is available, free of charge, from the Company by writing to the Company’s Secretary at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701 or calling (845) 807-0001.

The members of the Audit Committee are Gregg Polle, Nancy A. Palumbo, James Simon and Emanuel R. Pearlman. Mr. Polle serves as chairperson of the Audit Committee. Each member of the Audit Committee is independent within the meaning of the Nasdaq Listing Rules. In addition, each Audit Committee member satisfies the audit committee independence standards under the Exchange Act. Our Board has determined that Mr. Polle qualifies as an audit committee financial expert, as defined by Securities and Exchange Commission rules, based on his education, experience and background.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee met on eleven occasions during the fiscal year ended December 31, 2011. Each of the members of the Audit Committee attended at least 75% of the meetings held by the Audit Committee during the time such directors served as a member of the committee.

Corporate Governance and Nominations Committee

The members of the Corporate Governance and Nominations Committee are James Simon, Emanuel R. Pearlman and Nancy A. Palumbo. Mr. Simon serves as chairperson of the Corporate Governance and Nominations Committee. The Corporate Governance and Nominations Committee recommends appropriate governance practices, recommends criteria for service as a director and reviews candidates to serve as directors. The Corporate Governance and Nominations Committee has adopted a written charter, a copy of which is included as Appendix B to this proxy statement.

The Corporate Governance and Nominations Committee develops, recommends and oversees implementation of corporate governance principles for the Company. In addition, it considers recommendations for director nominees from a wide variety of sources, including members of our Board, business contacts, community leaders, third-party advisory services and members of management. The Corporate Governance and Nominations Committee also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC.

The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Corporate Governance and Nominations Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Corporate Governance and Nominations Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

Stockholders wishing to nominate a candidate for director at the annual stockholders meeting must give written notice to Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701, Attention: Secretary either by personal delivery or by United States mail, postage prepaid. The stockholder’s notice must be received by us not less than 120 or more than 180 days prior to the first anniversary (the “Anniversary”) of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the Anniversary of the preceding year’s annual meeting, then notice by the stockholder to be timely must be delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. To be in proper form, a stockholder’s notice to the Secretary shall be in writing and shall set forth (i) the name and address of the stockholder who intends to make the nomination(s) and of the person or persons to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company, that the stockholder intends to vote such stock at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) a description of all arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A of the Exchange Act, had the nominee been nominated, or intended to be nominated, by the Board, (v) the class and number of shares of capital stock that are owned of record and beneficially owned by the stockholder and (vi) the written consent of each nominee to serve as a director of the Company if so elected.

The Corporate Governance and Nominations Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Corporate Governance and Nominations Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Corporate Governance and Nominations Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

The Corporate Governance and Nominations Committee met on three occasions and took action by written consent on one occasion during the fiscal year ended December 31, 2011. Each of the members of the Corporate Governance and Nominations Committee attended at least 75% of the meetings held by the Corporate Governance and Nominations Committee during the time each director served as a member of the committee.

Each of the nominees up for election at the Meeting was recommended to the Board by the Corporate Governance and Nominations Committee.

Compensation Committee

The Compensation Committee, which is comprised of Nancy A. Palumbo, James Simon and Emanuel R. Pearlman, is responsible for establishing and reviewing the appropriate compensation of our directors and officers, for reviewing employee compensation plans and for considering and making grants and awards under, and administering, our equity incentive plans. More specifically, the Compensation Committee has sole authority to determine the Chief Executive Officer’s compensation level based on an evaluation performed in conjunction with the Company’s Corporate Governance and Nominations Committee, which is subject to ratification by the Company’s independent directors. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the Chief Executive Officer in past years, and such other factors as the Compensation Committee may be determine to be appropriate. The Compensation Committee reviews and approves the compensation of all other officers of the Company. The Compensation Committee may invite the Company’s Chief Executive Officer to participate in meetings of the Compensation Committee relating to discussions other than his compensation, but if present during any deliberations of the Committee, the Chief Executive Officer may not vote. The Compensation Committee also reviews and approves any severance or similar termination payments proposed to be made to any current or former executive officer.

The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to assist in the evaluation of director, Chief Executive Officer or executive officer compensation. In 2011, the Compensation Committee did not engage any such compensation consultants or advisers.

Ms. Palumbo serves as chairperson of the Compensation Committee. The Compensation Committee has adopted a written charter, which was updated in November 2011. A copy of such charter is included as Appendix C to this proxy statement. The Compensation Committee met on eight occasions during the fiscal year ended December 31, 2011. Each of the members of the Compensation Committee attended at least 75% of the meetings held by the Compensation Committee during the time such director served as a member of the committee.

Regulatory Compliance Committee

The members of the Regulatory Compliance Committee are Nancy A. Palumbo, Emanuel R. Pearlman and James Simon. Ms. Palumbo serves as chairperson of the Regulatory Compliance Committee. The Regulatory Compliance Committee is responsible for adopting the policies and procedures, as necessary or as requested by the Board, regarding compliance with laws and regulations and responses to changes in the legislative, regulatory or legal environment. In addition, the Regulatory Compliance Committee is responsible for keeping abreast of and making recommendations to the Board with respect to developments in regulatory compliance programs, which are relevant to the Company’s activities, operations and licenses and overseeing the delivery to and the acknowledgment by the appropriate employees of the Company of materials setting forth or describing the regulatory requirements applicable to their conduct or the business of the Company. The Regulatory Compliance Committee also meets with our Chief Compliance Officer to review our compliance with legal and regulatory requirements and to make recommendations with respect to any potential legal or regulatory violations.

The Regulatory Compliance Committee met on five occasions during the fiscal year ended December 31, 2011. Each of the members of the Regulatory Compliance Committee attended at least 75% of the meetings held by the Regulatory Compliance Committee during the time each director served as a member of the committee.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role—Mr. Emanuel R. Pearlman is our Chairman, and Mr. Joseph A. D’Amato is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board of Directors deems to be in the long term interest of stockholders in light of prevailing circumstances. Mr. Pearlman has served as non-executive Chairman of the Board since September 8, 2010. Mr. D’Amato has served as our Chief Executive Officer since January 2010. This arrangement has allowed our Chairman to lead the Board, while our Chief Executive Officer has focused primarily on managing the daily operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our Board of Directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Pursuant to that certain Investment Agreement, Kien Huat is entitled to designate three directors and to nominate one of its director designees to serve as the Chairman, subject to the satisfaction of all legal and governance requirements regarding service as a director and to the reasonable approval of the Corporate Governance and Nominations Committee of the Board, for so long as Kien Huat maintains certain ownership thresholds. Each of Messrs. D’Amato, Au and Pearlman were designated as directors by Kien Huat pursuant to this right. In addition, for so long as Kien Huat owns capital stock with at least 30% of the voting power of our outstanding capital stock at such time, certain decisions made by the Board relating to fundamental transactions involving us and our subsidiaries and certain other matters require the approval of the directors designated by Kien Huat. We believe that this arrangement is an appropriate reflection of the Company’s underlying ownership structure.

In addition, Mr. Simon serves as our Lead Director and through the Audit, Compensation, Corporate Governance and Nominations and Regulatory Compliance Committees, our independent directors who are members thereof provide strong independent leadership for each of those committees. We believe that a lead independent director helps ensure independent oversight over the Company.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Code of Conduct and Business Ethics

We adopted a Code of Business Conduct and Ethics, applicable to all employees, and a Code of Ethics for the Principal Executive Officer and Senior Financial Officer(s), each of which is available on our internet Web site (www.empireresorts.com) and will be provided in print without charge to any stockholder who submits a request in writing to Empire Resorts, Inc. Investor Relations, c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701. Any amendment to and waivers from the Code of Ethics with respect to the Company’s Chief Executive Officer or Chief Financial Officer will be posted on the Company’s Web site. The Code of Business Conduct and Ethics provides that any waiver thereof may be made only by the Board or, in cases not involving an executive officer or member of the Board, by the Company’s Chief Compliance Officer.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

/s/ Gregg Polle

/s/ Nancy A. Palumbo

/s/ Emanuel R. Pearlman

/s/ James Simon

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to: Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701, Attention: Investor Relations. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the chairperson of the Corporate Governance and Nominations Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Executive Compensation

Summary Compensation Table

The following table sets forth all information concerning the compensation earned, for the fiscal year ended December 31, 2011, for services rendered to us by persons who served as our CEO during 2011, each of our two other most highly compensated executive officers who were serving as executive officers at the end of 2011, whom we refer to herein collectively as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Joseph A. D’Amato (2)	2011	350,000	90,000	0	0	0	440,000
Chief Executive Officer/former Chief Financial Officer	2010	360,000	0	0	336,000	0	696,000

Clifford A. Ehrlich (3)	2011	246,750	20,000	0	0	0	266,750
President and Gen. Mgr.—MRMI	2010	234,179	0	0	0	0	234,179

Charles Degliomini (4)	2011	246,750	50,000	0	0	0	296,750
Executive Vice President	2010	242,837	0	0	0	0	242,837

(1)	The amounts in this column reflect the total grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 (formerly Statement of Financial Accounting Standards (“SFAS”) No. 123(R)) for restricted stock and options to purchase shares of the Company’s common stock granted under our 2005 Equity Incentive Plan in connection with the hiring and continued employment of the Named Executive Officers. The amounts in the table also assume the highest level of performance for the options and restricted stock that are subject to performance vesting conditions. For a full discussion of the assumptions and methodology employed in determining the grant date fair value attributable to stock options and restricted stock granted during 2011 and 2010, please refer to Notes B and I to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.
(2)	On September 14, 2009, Mr. D’Amato entered into an employment agreement with the Company to serve as the Company’s CFO, which was superseded by an amended and restated employment agreement, dated as of December 24, 2009, pursuant to which Mr. D’Amato agreed to serve as CEO and CFO of the Company, effective January 1, 2010. On January 27, 2012, the Company and Mr. D’Amato, entered into an amendment to Mr. D’Amato’s amended and restated employment agreement.
(3)	As of June 29, 2012, Mr. Ehrlich entered into an employment agreement with the Company’s subsidiary MRMI pursuant to which he agreed to continue to serve as the President and General Manager of MRMI.
(4)	On June 29, 2012, Mr. Degliomini entered into an employment agreement with the Company pursuant to which he agreed to continue to serve as the Company’s Executive Vice President.

Narrative Disclosure to Summary Compensation Table

Objectives of Our Compensation Program

Our compensation programs are intended to encourage executives and other key personnel to create sustainable growth in value for our stockholders. In particular, the objectives of our programs are to:

•	attract, retain, and motivate superior talent;

•	ensure that compensation is commensurate with our performance and stockholder returns;

•	provide performance awards for the achievement of strategic objectives that are critical to our long term growth; and

•	ensure that our executive officers and key personnel have financial incentives to achieve sustainable growth in stockholder value.

Elements of Our Executive Compensation Structure

Our compensation structure consists of two tiers of remuneration. The first tier consists of base pay, and retirement, health, and welfare benefits. The second tier consists of both short and long term incentive compensation.

Base Pay

Base compensation for each of our Named Executive Officers has been established pursuant to their respective employment agreement with the Company. Base pay and benefits are designed to be sufficiently competitive to attract and retain world class executives. In the past, the Compensation Committee of our Board (the “Compensation Committee”) has retained the discretion to review executive officers’ base pay, and to make increases based on executive performance and market norms. The Compensation Committee has also recommended increases when executives have been promoted, or their responsibilities have otherwise been expanded.

Short Term Incentive Compensation

Our short term incentive plan provides for cash bonuses to be paid to executives based on individual and corporate performance. Except for the bonus paid to the President and General Manager of MRMI, who was paid a bonus in December 2011, bonuses were paid to our Named Executive Officers with respect to the 2011 fiscal year in February 2012. No bonuses were paid with respect to the 2010 fiscal year. Commencing in 2008, the Compensation Committee began to implement preset goals and amounts of short term incentive compensation that will be paid for achieving those goals. Efforts to establish such goals and incentives are continuing and these goals will be set as early as possible in the fiscal year for which any bonus is to be paid.

Long Term Incentive Compensation

To date, the Compensation Committee has awarded stock options and restricted shares of common stock under our 2005 Equity Incentive Plan, which provides for awards of stock options, restricted stock, and other equity based incentives. The Compensation Committee may consider using other equity based incentives in the future. Options granted by the Compensation Committee are designed to reward executives for the achievement of longer term objectives which result in an increase in stockholder value. The Compensation Committee retains its right to make future grants of options, restricted stock, or other equity compensation based on Company and individual performance without predetermined performance goals or metrics.

Cash Bonus Pool for Senior Executives

In August 2011, the Company adopted a cash bonus plan for the senior executives of the Company. Pursuant to the bonus plan, up to $300,000 was set aside for possible award to Mr. D’Amato, Ms. Pitts, Ms. Horner and Mr. Degliomini. Bonuses may be awarded to each of the named senior executives in amounts determined by the Compensation Committee of the Board of Directors and based upon the recommendation of Mr. D’Amato for the other named senior executives. Bonuses totaling up to the $300,000 aggregate maximum under this plan may be awarded in the event MRMI’s earnings before interest, tax, depreciation and amortization (“EBITDA”) for the fiscal year meets or exceeds 80% of the target EBITDA that is established at the beginning of each fiscal year. The aggregate maximum amount available for award pursuant to the bonus plan may be reduced in proportion to the amount by which MRMI’s EBITDA for the fiscal year misses the target EBITDA. The amount of individual bonuses awarded pursuant to the bonus plan will be based 50% upon whether MRMI met or exceeded its EBITDA target and 50% based upon individual performance in the fiscal year, which shall be evaluated by the Compensation Committee.

On August 8, 2012, the Company adopted a cash bonus plan for our senior executives. Pursuant to the bonus plan, up to $350,000 shall be set aside for possible award to Joseph D’Amato, Laurette Pitts, Nanette Horner and Charles Degliomini for fiscal year 2012. The criteria for the payment of bonuses under the 2012 cash bonus plan for our senior executives is similar to the 2011 cash bonus plan.

Employment Agreements

Joseph A. D’Amato

On December 24, 2009, the Board appointed Joseph A. D’Amato, the Company’s then current Chief Financial Officer, as Chief Executive Officer of the Company effective January 1, 2010. In connection with Mr. D’Amato’s appointment as Chief Executive Officer, the Company entered into an Amended and Restated Employment Agreement with Mr. D’Amato, effective January 1, 2010. Mr. D’Amato’s employment agreement provides for a term ending on January 1, 2013, unless Mr. D’Amato’s employment is earlier terminated by either party in accordance with the provisions thereof. Mr. D’Amato is to receive a base salary at the rate of $350,000 per year for the term of the agreement and will be entitled to participate in any annual bonus plan maintained by the Company for its senior executives on such terms and conditions as may be determined from time to time by the Compensation Committee. Mr. D’Amato was also entitled under the agreement to receive a payment of $10,000 for relocation expenses. In the event that the Company terminates Mr. D’Amato’s employment with Cause (as defined in the agreement) or Mr. D’Amato resigns without Good Reason (as defined in the agreement), the Company’s obligations are limited generally to paying Mr. D’Amato his base salary through the termination date. In the event that the Company terminates Mr. D’Amato’s employment without Cause or Mr. D’Amato resigns with Good Reason, the Company is generally obligated to continue to pay Mr. D’Amato’s compensation for the lesser of (i) 18 months or (ii) the remainder of the term of the agreement. In the event that the Company terminates Mr. D’Amato’s employment without Cause or Mr. D’Amato resigns with Good Reason on or following a Change of Control (as defined in the agreement), the Company is generally obligated to continue to pay Mr. D’Amato’s compensation for the greater of (i) 24 months or (ii) the remainder of the term of the agreement. In each case, the vesting of the options granted to Mr. D’Amato pursuant to his prior employment agreement with the Company would be accelerated, which options would remain exercisable through the remainder of its original 5 year term. On January 27, 2012, the Company and Mr. D’Amato, entered into an amendment to Mr. D’Amato’s amended and restated employment agreement. Pursuant to the amendment, Mr. D’Amato shall receive, effective as of January 1, 2012, a housing allowance of $1,500 per month; the Company shall lease or purchase an automobile for Mr. D’Amato’s sole and exclusive use with an approximate value of $1,500 per month. In addition, the Company shall also pay for certain expenses related to the insurance, maintenance and use of the automobile; and the Company shall purchase a key man life insurance policy to insure Mr. D’Amato, with death benefits in the amount of $1 million for Mr. D’Amato’s estate and $3 million for us.

Laurette J. Pitts

On August 17, 2012, Empire Resorts, Inc. (the “Company”) entered into an employment agreement with Laurette J. Pitts (the “Pitts Employment Agreement”), pursuant to which Ms. Pitts will serve as the Company’s Chief Operating Officer and will continue to serve as the Company’s Senior Vice President and Chief Financial Officer. Ms. Pitt’s employment agreement provides for a term ending on December 31, 2014 unless Ms. Pitts’s employment is earlier terminated by either party in accordance with the provisions thereof. The Pitts Employment Agreement supersedes Ms. Pitts’s existing employment agreement with the Company. Ms. Pitts will receive a base salary of $230,000 and such incentive compensation and bonuses, if any, (i) as the Compensation Committee in its discretion may determine, and (ii) to which Ms. Pitts may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which she is a participant. In the event that the Company terminates Ms. Pitts’s employment with Cause (as defined in the Pitts Employment Agreement) or Ms. Pitts resigns without Good Reason (as defined in the Pitts Employment Agreement), the Company’s obligations are limited generally to paying Ms. Pitts her base salary, unpaid expenses and any benefits to which Ms. Pitts is entitled through the termination date (collectively “Accrued Obligations”). In the event Ms. Pitts’s employment is terminated as a result of death or disability, Ms. Pitt’s or her estate, as the case may be, is entitled to receive the Accrued Obligations and any unvested options held by Ms. Pitts shall become vested immediately and remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Pitts’s employment without Cause or Ms. Pitts resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligation, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which she is a participant (based on the days worked during the applicable year) and (iii) Ms. Pitts’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options granted in contemplation of the agreement, which options shall remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Pitt’s employment without Cause or Ms. Pitts resigns with Good Reason on or following a Change of Control (as defined in the Pitts Employment Agreement), the Company is generally obligated to continue to pay Ms. Pits’ compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options held by Ms. Pitts, which options shall remain exercisable through the remainder of their original five year term.

The Company has agreed to customary indemnification for Ms. Pitts for any claims arising out of her service to the Company. In addition, Ms. Pitts agreed to customary non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Ms. Pitts has also agreed to customary terms concerning the protection and confidentiality of company information.

Charles Degliomini

The Company entered into an employment agreement, dated as of June 29, 2012, with Charles Degliomini (the “Degliomini Employment Agreement”), to continue to serve as the Company’s Executive Vice President and/or such other titles as may be granted by the Company. Mr. Degliomini’s employment agreement provides for a term ending on June 28, 2013 unless Mr. Degliomini’s employment is terminated by either party in accordance with the provisions thereof. Mr. Degliomini is to receive a base salary of $250,000 and such incentive compensation and bonuses, if any, (i) as the Compensation Committee in its discretion may determine, and (ii) to which Mr. Degliomini may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which he is a participant. In the event that the Company terminates Mr. Degliomini’s employment with Cause (as defined in the Degliomini Employment Agreement) or Mr. Degliomini resigns without Good Reason (as defined in the Degliomini Employment Agreement), the Company’s obligations are limited generally to paying Mr. Degliomini his base salary, unpaid expenses and any benefits to which Mr. Degliomini in entitled through the termination date (collectively “Accrued Obligations”). In the event Mr. Degliomini’s employment is terminated as a result of death or disability, Mr. Degliomini’s or his estate, as the case may be, is entitled to receive the Accrued Obligations and any unvested options held by Mr. Degliomini shall become vested immediately and remain exercisable through the remainder of its original 5 year term. In the event that the Company terminates Mr. Degliomini’s employment without Cause or Mr. Degliomini resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligation, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which he is a participant (based on the days worked during the applicable year) and (iii) Mr. Degliomini’s compensation for the lesser of (A) 12 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options granted in contemplation of the agreement, which options shall remain exercisable through the remainder of its original 5 year term. In the event that the Company terminates Mr. Degliomini’s employment without Cause or Mr. Degliomini resigns with Good Reason on or following a Change of Control (as defined in the agreement), the Company is generally obligated to continue to pay Mr. Degliomini’s compensation for the greater of (A) 12 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options granted in contemplation of the agreement, which options shall remain exercisable through the remainder of its original 5 year term.

The Company has agreed to customary indemnification for Mr. Degliomini for any claims arising out of his service to the Company. In addition, Mr. Degliomini agreed to customary non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Mr. Degliomini has also agreed to customary terms concerning the protection and confidentiality of company information.

Nanette L. Horner

On August 22, 2012, the Company entered into an employment agreement with Nanette L. Horner (the “Horner Employment Agreement”), pursuant to which Ms. Horner will continue to serve as the Company’s Senior Vice President, Chief Compliance Officer and Chief Counsel. The Horner Employment Agreement supersedes Ms. Horner’s existing employment agreement with the Company. Ms. Horner’s employment agreement provides for a term ending on December 31, 2014 unless Ms. Horner’s employment is earlier terminated by either party in accordance with the provisions thereof. Ms. Horner will receive a base salary of $215,000 and such incentive compensation and bonuses, if any, (i) as the Compensation Committee in its discretion may determine, and (ii) to which Ms. Horner may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which she is a participant. Ms. Horner will also receive a monthly lodging and travel expense allowance of $1,200. In the event that the Company terminates Ms. Horner’s employment with Cause (as defined in the Horner Employment Agreement) or Ms. Horner resigns without Good Reason (as defined in the Horner Employment Agreement), the Company’s obligations are limited generally to paying Ms. Horner her base salary, unpaid expenses and any benefits to which Ms. Horner is entitled through the termination date (collectively “Accrued Obligations”). In the event Ms. Horner’s employment is terminated as a result of death or disability, Ms. Horner’s or her estate, as the case may be, is entitled to receive the Accrued Obligations and any unvested options held by Ms. Horner shall become vested immediately and remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Horner’s employment without Cause or Ms. Horner resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligation, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which she is a participant (based on the days worked during the applicable year) and (iii) Ms. Horner’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options granted in contemplation of the agreement, which options shall remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Horner’s employment without Cause or Ms. Horner resigns with Good Reason on or following a Change of Control (as defined in the Horner Employment Agreement), the Company is generally obligated to continue to pay Ms. Horner compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options held by Ms. Horner, which options shall remain exercisable through the remainder of their original five year term.

The Company has agreed to customary indemnification for Ms. Horner for any claims arising out of her service to the Company. In addition, Ms. Horner agreed to customary non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Ms. Horner has also agreed to customary terms concerning the protection and confidentiality of company information.

Policies and Decisions Regarding Adjustment or Recovery of Awards or Payments if Relevant Performance Measures are Restated or Adjusted

We have not previously needed to adjust or recover awards or payments because relevant performance measures were restated or adjusted. If this occurred, we expect that we would take the steps legally permissible to adjust or recover awards or payments in the event relevant performance measures upon which they were based were restated or otherwise adjusted in a manner that would reduce the size of an award or payment. In addition, the Company intends to implement such policies relating to the forfeiture, clawback or other recovery of executive compensation as may be required from time to time by applicable law, regulation or securities exchange listing rules.

Policy for Allocating Between Long Term and Current Compensation

Our policy for allocating between long term and current compensation for our Named Executive Officers is as follows:

•

We expect that in the long run the bulk of total compensation paid to Named Executive Officers will come from stock options and other equity based long term incentives. Named Executive Officers would only receive rewards to the extent they create commensurate value for stockholders. This would be in keeping with our philosophy of utilizing executive compensation to create sustained increases in value for our stockholders.

•

We recognize that to create sustainable increases in share value, increases in growth and profitability are necessary. Accordingly, it is our intention to provide competitive cash bonus opportunities. However, annual bonuses will only be paid to the extent short term objectives are achieved or exceeded.

•	Finally, we recognize that in order to attract and retain the kind of talent necessary to build share value, we must pay competitive base salary and benefits.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the Named Executive Officers as of December 31, 2011:

	Option Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price ($)	Option Expiration Date
Joseph A. D’Amato	66,667	33,333	7.83	8/31/14	(1)
	53,333	106,667	2.79	11/08/15	(2)

Clifford A. Ehrlich	8,333	0	20.25	12/15/15	(3)
	10,000	0	16.59	8/09/16	(4)
	96,667	0	3.33	4/22/14	(5)

Charles Degliomini	16,667	0	20.25	12/15/15	(3)
	25,000	0	22.20	5/23/17	(6)
	100,000	0	3.33	4/22/14	(7)

Unless otherwise noted, option grants have a term of ten years.

(1)	Grant date 9/1/09; vesting 33.3% on September 14, 2010, 33.3% on September 14, 2011, and 33.4% on September 14, 2012—five year term.
(2)	Grant date 11/9/10; vesting 33.3% one year after grant date, 33.3% two years after grant date, and 33.4% three years after grant date—five year term.
(3)	Grant date 12/16/05; vested 33.3% one year after grant, 33.3% two years after grant and 33.4% three years after grant.
(4)	Grant date 8/10/06; vested 33.3% one year after grant; 33.3% two years after grant and 33.4% three years after grant.
(5)	Total options granted 4/23/09—100,000; vesting 33.3% on grant date, 33.3% one year after grant date and 33.4% two years after grant date—five year term. Options for 3,333 shares exercised on August 28, 2009.
(6)	Grant date 5/24/07; vesting 33.3% one year after grant; 33.3% two years after grant and 33.4% three years after grant.
(7)	Grant date 4/23/09; vesting 33.3% on grant date, 33.3% one year after grant date and 33.4% two years after grant date—five year term.

Director Compensation

Directors who are also our officers are not separately compensated for their service as directors. Our non-employee directors received the following aggregate amounts of compensation for 2011.

Name	Fees earned or paid in cash ($)	Restricted stock awards ($)		Option awards ($) (1)		Total ($)
Emanuel R. Pearlman	257,340	9,900	(2)	7,600	(4)	310,240
		19,800	(3)	15,600	(5)

Au Fook Yew	50,000	9,900	(2)	7,600	(4)	102,900
		19,800	(3)	15,600	(5)

Nancy Palumbo	120,000	9,900	(2)	7,600	(4)	172,900
		19,800	(3)	15,600	(5)

Gregg Polle	90,840	9,900	(2)	7,600	(4)	143,740
		19,800	(3)	15,600	(5)

James Simon	130,000	9,900	(2)	7,600	(4)	182,900
		19,800	(3)	15,600	(5)

(1)	These amounts reflect the aggregate grant date fair value of options granted in the year ended December 31, 2011 under our 2005 Equity Incentive Plan computed in accordance with ASC Topic 718 (formerly SFAS No. 123(R)). Please see Notes B and I to our consolidated financial statements contained in this Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for more information.
(2)	Grant date 1/3/11; restricted stock—3,334 shares.
(3)	Grant date 12/14/11; restricted stock—10,000 shares.
(4)	Grant date 1/3/11; securities underlying options—3,333 with 5 year term.
(5)	Grant date 12/14/11; securities underlying options—10,000 with 5 year term.

Cash Compensation

Each non-employee member of the Board receives annual cash compensation for non-employee directors of $50,000. The chairperson of, (i) the Audit Committee receives annual compensation of $40,000, (ii) the Compensation Committee receives annual compensation of $15,000, (iii) the Corporate Governance and Nominations Committee receives annual compensation of $15,000; and (iv) the Regulatory Compliance Committee receives annual compensation of $15,000. Annual compensation for each member of the Audit Committee, Compensation Committee, Corporate Governance and Nominations Committee and Regulatory Compliance Committee is $10,000 per committee, including for the chairperson of such committee. Annual compensation for the Chairman of the Board was $160,000. Annual compensation for the Lead Director, which is Mr. Simon, is $25,000.

Stock Compensation

In January 2011, the non-employee directors of the Company received (i) an annual grant of options to purchase 3,333 shares of the Company’s common stock at the common stock’s then current fair market value, vesting 25% on the grant date and vesting an additional 25% each three months thereafter, and (ii) an annual grant of 3,334 shares of restricted stock, with such shares vesting one year after the grant date.

In December 2011, the non-employee directors of the Company received (i) an annual grant of options to purchase 10,000 shares of the Company’s common stock at the common stock’s then current fair market value, vesting 25% on the grant date and vesting an additional 25% each three months thereafter, and (ii) an annual grant of 10,000 shares of restricted stock, with such shares vesting one year after the grant date.

Compensation Policies and Practices and Risk Management

The Compensation Committee has reviewed the design and operation of the Company’s compensation policies and practices for all employees, including executives, as they relate to risk management practices and risk-taking incentives. The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us, we believe that during the year ended December 31, 2011 there were no delinquent filers.

OTHER INFORMATION

Independent Registered Public Accounting Firm

The Board has selected Ernst &Young (“E&Y”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Friedman LLP (“Friedman”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2011. In connection with the audits of the fiscal years ended December 31, 2011 and 2010, no disagreements exist with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Friedman would have caused them to make reference in connection with their report to the subject of the disagreement(s). Friedman’s report on the financial statements of the Company for the year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board and the Audit Committee believe that a change is in the best interest of the Company and our stockholders.

E&Y was originally engaged as our independent registered public accounting firm in April 2012. Friedman audited our financial statements for the fiscal years ended December 31, 2001 through December 31, 2010. A representative of E&Y will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to questions.

Fees Billed to Empire by Friedman During Fiscal 2011 and 2010

As discussed in greater detail below, the following table shows the fees paid or accrued by us to Friedman during this period:

Type of Service	2011	2010
Audit Fees (1)	$274,000	$260,000
Audit-Related Fees (2)	56,000	61,000
Tax Fees (3)	52,000	25,000
All Other Fees	—	—

Total	$382,000	$346,000

(1)	Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements.
(2)	Comprised of services rendered in connection with our capital raising efforts, registration statements, consultations regarding financial accounting and reporting, audit of the Company’s employee benefit plan and statutory audits.
(3)	Comprised of services for tax compliance and tax return preparation.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by our independent registered public accounting firm must be approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for our fiscal year ended December 31, 2011 were approved by the Audit Committee. In connection with the audit of our financial statements for the fiscal years ended December 31, 2011 and December 31, 2010, Friedman only used full-time, permanent employees.

The Audit Committee of the Board considered whether the provision of non-audit services by Friedman was compatible with its ability to maintain independence from an audit standpoint and concluded that Friedman’s independence was not compromised.

Principal Stockholders

The following table sets forth information concerning beneficial ownership of our capital stock outstanding at September 21, 2012 by: (i) each stockholder known to be the beneficial owner of more than five percent of any class of our voting stock then outstanding; (ii) each of our directors and nominees to serve as director; (iii) each of our “named executive officers” as defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act; and (iv) our current directors and executive officers as a group.

As of September 21, 2012, there were 30,023,287 shares of our Common Stock, 44,258 shares of Series B Preferred Stock and 1,730,696 shares of Series E Preferred Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. The required vote for the election of each nominee for Director is the affirmative vote of a plurality of the votes cast at the meeting by holders of the Voting Stock entitled to vote at the Meeting voting together as one class. Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to twenty-seven hundredths (.27) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of a vote.

The information regarding beneficial ownership of our Voting Stock has been presented in accordance with the rules of the Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner (1)	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series E Preferred Stock Beneficially Owned
	Shares		Percentage	Shares	Percentage	Shares	Percentage
Directors
Au Fook Yew	32,777	(2)	*	—	—	—	—
Joseph A. D’Amato	121,045	(3)	*	—	—	—	—
Nancy Palumbo	42,638	(4)	*	—	—	—	—
Emanuel R. Pearlman	158,889	(5)	*	—	—	—	—
Gregg Polle	26,667	(6)	*	—	—	—	—
James Simon	90,950	(7)	*	—	—	—	—
Current Officers
Charles Degliomini	149,257	(8)	*	—	—	—	—
Clifford A. Ehrlich	118,333	(9)	*	—	—	—	—
Nanette L. Horner	12,223	(10)	—	—	—	—	—
Laurette J. Pitts	16,667	(11)	—	—	—	—	—
Directors and Officers as a Group	769,446	(12)	2.5%	—	—	—	—
Stockholders
Kien Huat Realty III Limited c/o Kien Huat Realty Sdn Bhd. 22nd Floor Wisma Genting Jalan Sultan Ismail 50250 Kuala Lumpur Malaysia	18,254,246	(13)	61.0%	—	—	—	—

Patricia Cohen 6138 S. Hampshire Ct. Windermere, FL 34786	—		—	44,258	100%	—	—

Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	—		—	—	—	1,551,213	89.6%

Stanley Tollman c/o Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	—		—	—	—	152,817	8.8%

*	less than 1%
(1)	Unless otherwise indicated, the address of each stockholder, director, and executive officer listed above is Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701.
(2)	Consists of 6,667 shares of our common stock owned directly by Au Fook Yew, options that are currently exercisable into 16,110 shares of our common stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 4, 2013.
(3)	Consists of 1,045 shares of our common stock owned directly by Joseph A. D’Amato and options that are currently exercisable into 120,000 shares of our common stock.
(4)	Consists of 6,667 shares of our common stock owned directly by Nancy Palumbo, options that are currently exercisable into 25,971 shares of our common stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 4, 2013.

(5)	Consists of 5,834 shares of our common stock owned directly by Emanuel R. Pearlman, options that are currently exercisable into 143,055 shares of our common stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 4, 2013.
(6)	Consists of 3,334 shares of our common stock owned directly by Gregg Polle, options that are currently exercisable into 13,333 shares of our common stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 4, 2013.
(7)	Consists of 12,757 shares of our common stock owned directly by James Simon, options that are currently exercisable into 68,193 shares of our common stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 4, 2013.
(8)	Includes 7,590 shares of our common stock owned by Fox-Hollow Lane LLC, of which Charles Degliomini is the managing member, and options that are currently exercisable into 141,667 shares of our common stock.
(9)	Consists of 3,333 shares of our common stock owned directly by Clifford A. Ehrlich and options that are currently exercisable into 115,000 shares of our common stock.
(10)	Consists of options that are currently exercisable into 12,223 shares of our common stock.
(11)	Consists of options that are currently exercisable into 16,667 shares of our common stock.
(12)	Includes options held by directors and officers of the Company that are currently exercisable into an aggregate of 672,219 shares of our common stock and 50,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 4, 2013.
(13)	Based on the Schedule 13D filed by Kien Huat on May 20, 2011.

Certain Relationships and Related Transactions

On August 19, 2009, we entered into the Investment Agreement with Kien Huat under which Kien Huat agreed to invest up to $55 million in new equity capital in the Company in two tranches in exchange for 34,506,040 shares of our Common Stock, representing, in the aggregate, just under 50% of the voting power of the Company. Upon the initial closing of the transactions contemplated by the Investment Agreement on August 19, 2009, we issued to Kien Huat 6,804,188 shares of our Common Stock, representing approximately 19.9% of the outstanding shares of our Common Stock on a pre-transaction basis, for aggregate consideration of $11 million. On November 12, 2009, we issued an additional 27,701,852 shares of our Common Stock to Kien Huat for consideration of $44 million in accordance with the terms of the Investment Agreement. As a result of the November 12, 2009 closing, Kien Huat owned 34,506,040 shares of our Common Stock, representing just under 50% of the then outstanding voting power of the Company.

Under the Investment Agreement, if any option or warrant outstanding as of August 19, 2009 or November 12, 2009 (or, in limited circumstances, if issued after the such date) is exercised after August 19, 2009, the Kien Huat has the right (following notice of such exercise) to purchase an equal number of additional shares of our Common Stock as are issued upon such exercise at the exercise price for the applicable option or warrant, which right we refer to herein as the “Option Matching Right.” Kien Huat has, with our consent, assigned its Option Matching Rights to Mr. Au with respect to an existing option to purchase 250,000 shares of our Common Stock at an exercise price of $1.14 per share.

On November 17, 2010, we entered into a loan agreement (the “Loan Agreement”) with Kien Huat, pursuant to which Kien Huat agreed to make a loan to us in the principal amount of $35 million (the “Bridge Loan”), subject to the terms and conditions set forth in the Loan Agreement and represented by a convertible promissory note (the “Note”), dated November 17, 2010. Proceeds of the Bridge Loan were used to effectuate the repurchase of our then outstanding 5-1/2% Convertible Senior Notes Due 2014 (the “Senior Notes”) in accordance with the terms of the settlement agreement between us and certain of the beneficial owners of the

Senior Notes dated as of September 23, 2010 (the “Settlement Agreement”). Pursuant to the Settlement Agreement, we had the right to repurchase the Senior Notes on or before November 22, 2010 for an amount equal to the sum of all outstanding principal and interest then owed on the Senior Notes plus an additional $975,000.

The Note provides that the Bridge Loan bears interest at a rate of 5% per annum, payable in cash in arrears monthly, during its initial term. The maturity date of the Bridge Loan was the earlier of the consummation of our proposed rights offering (discussed below) and June 30, 2011. The term of the Bridge Loan may be extended following the initial maturity date for an additional two years with respect to any amounts that remain outstanding following the proposed rights offering, subject to certain conditions. All amounts remaining outstanding during any such extended term would become convertible upon the terms of the Loan Agreement at a conversion price of approximately $0.8837 per share, subject to adjustment in accordance with the Loan Agreement.

On March 28, 2011, Empire commenced a rights offering. All holders of Empire’s common stock were granted the non-transferrable right to purchase 0.56750 shares of Empire’s common stock at a price of $0.8837 per share for each share they hold. Pursuant to a letter agreement, dated November 5, 2010, Kien Huat also agreed to exercise its entire allocation of basic subscription rights. On May 20, 2011 the rights offering was consummated and Empire’s stockholders validly subscribed for 19,886,776 shares of its common stock, par value $0.01 per share, in the rights offering. The rights resulted in total gross proceeds of approximately $17.6 million, which were used to repay the Bridge Loan. Pursuant to the Loan Agreement, the Company satisfied the conditions to extend the maturity date of the Bridge Loan to May 17, 2013.

On August 8, 2012 (the “Amendment Date”), we and Kien Huat entered into Amendment No. 1 (the “Amendment”) to the Loan Agreement. Pursuant to the Amendment, the maturity date of the Bridge Loan was extended from May 17, 2013 to December 31, 2014. In consideration of the extension of the maturity date of the Bridge Loan, effective as of the Amendment Date, the rate of interest was amended to be 7.5% per annum in place of 5% per annum. In addition, we agreed to pay Kien Huat upon execution a one-time fee of $174,261, or 1% of the outstanding principal amount of the Bridge Loan as of the date of the Amendment. Except for these amendments, the Loan Agreement remains unchanged and in full force and effect. Since January 2010 and in accordance with the terms of the Bridge Loan, the Company has made principal payments of $17,573,944 and interest payments of $2,121,550.

On September 11, 2009, we entered into a consulting agreement, effective September 1, 2009, with Ralph J. Bernstein, a former member of our Board. Pursuant to this agreement, Mr. Bernstein agreed to make himself available at all times to provide the Company with certain consulting services. In consideration of the services to be performed under Mr. Bernstein’s consulting agreement, we agreed to (i) pay to Mr. Bernstein $12,500 per month and (ii) grant to Mr. Bernstein an option to purchase 500,000 shares of Common Stock pursuant to our 2005 Equity Incentive Plan, vesting September 1, 2010. The term of Mr. Bernstein’s consulting agreement was to expire on August 31, 2010. On August 13, 2010, Mr. Bernstein terminated his consulting agreement, forfeited the option to purchase 500,000 shares of Common Stock granted thereunder and returned all of the compensation that had been paid to him under his consulting agreement.

Au Fook Yew, a member of the Board, is also a party to a consulting agreement with the Company, dated as of August 19, 2009, pursuant to which Mr. Au agreed to provide us with certain consulting services, including assisting us in expanding our presence in the gaming industry and advise us on matters related to casino development. In consideration of the services to be performed under Mr. Au’s consulting agreement, we agreed to pay to Mr. Au $300,000 annually, paid in equal monthly installments. The term of Mr. Au’s consulting agreement was to expire on the third anniversary of the date of its execution, unless extended by mutual agreement of the parties. Mr. Au terminated his consulting agreement on June 21, 2010.

On May 11, 2010, as part of a legal settlement with the Company’s former CEO, the Company issued warrants to purchase an aggregate of 3.25 million shares of its common stock at $2.00 per share, as follows: (i) 250,000 shares with an expiration date of May 10, 2015; (ii) 1 million shares with an expiration date of May 10, 2015; and (iii) 2 million shares with an expiration date of May 10, 2020, which may be exercised on a cashless basis and cannot be exercised until the warrants to purchase 1.25 million shares described in clauses (i) and (ii) above have been exercised in full. The warrants were recorded as legal settlement expense and valued at approximately $5.6 million.

Our audit committee charter provides that the audit committee will review and approve all transactions between the Company and its officers, directors, director nominees, principal stockholders and their immediate family members. We intend that any such transactions will be on terms no less favorable to the Company than the Company could obtain from unaffiliated third parties.

Stockholder Proposals

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2013 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701 no later than May 24, 2013.

In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 120 days and not more than 180 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or not more than 15 days from the public announcement of the meeting if the meeting is first publicly announced less than 90 days prior to the date of the meeting. Accordingly, for our 2013 Annual Meeting, notice of a nomination or proposal must be delivered to us no later than May 24, 2013 and no earlier than March 25, 2013. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a stockholder fails to comply with the forgoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Information Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701, to inform us of their request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701, Attn: Secretary.

By Order of the Board of Directors,

/s/ Emanuel Pearlman	/s/ Nanette L. Horner

Emanuel Pearlman	Nanette L. Horner
Chairman of the Board	Secretary

Dated: September 21, 2012
Monticello, New York

APPENDIX A

EMPIRE RESORTS, INC.

AUDIT COMMITTEE CHARTER

I. Purpose and Authority

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Empire Resorts is:

1. To assist the Board in fulfilling its responsibilities for generally overseeing: (a) Empire Resorts’ financial reporting processes and the audit of Empire Resorts’ financial statements, including the integrity of Empire Resorts’ financial statements, (b) the independent registered public accounting firm’s qualifications and independence, (c) the performance of Empire Resorts’ internal audit function and independent registered public accounting firm, and (d) complaints relating to accounting, internal accounting controls or auditing matters.

2. To prepare any report of the Committee that may be required by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”) to be included in Empire Resorts’ annual proxy statement;

3. To oversee the finance and investment functions of Empire Resorts; and

4. To perform such other duties and responsibilities as are enumerated in and consistent with this charter, or as may be required by listing standards or as may be requested by the Board of Directors.

II. Membership

1. Membership and Appointment. The Committee will consist of at least three directors whom the Board appoints and such number of additional directors as the Board deems appropriate and appoints.

2. Qualifications; Independence. Each director on the Committee will have such qualifications as the Board determines. In addition, each director on the Committee will be independent within the meaning of applicable laws or listing standards, and will meet applicable listing standard financial literacy requirements, each as the Board determines. Finally, at least one director on the Committee will be an “audit committee financial expert,” as determined by the Board in accordance with SEC rules. In addition, no director on the Committee may have participated in the preparation of the financial statements of Empire Resorts’ or any of Empire Resorts’ current subsidiaries at any time during the past three years.

3. Removal. The entire Committee or any individual director on the Committee may be removed with or without cause by the affirmative vote of a majority of the Board upon the recommendation of the Corporate Governance and Nominations Committee.

4. Chairman. The Board may designate a Chairman of the Committee (the “Chairman”). In the absence of such designation, the Committee may designate the Chairman by majority vote of the Committee. The Chairman may appoint another member of the Committee to serve as Chairman at any meeting at which the Chairman is absent. From time to time the Chairman may establish such other rules as are necessary and proper for the conduct of the business of the Committee.

III. Procedures

1. Number of Meetings; Minutes. The Committee will convene at least four times each year, with additional meetings as appropriate. The Committee will keep minutes of its meetings.

2. Agenda. The Chairman will establish the agenda, with input from management and other directors on the Committee and the Board as appropriate.

3. Executive and Private Sessions. The Committee will meet regularly in separate executive sessions at which only Committee members are present and in private sessions with each of: representatives of management, the internal auditors and the independent registered public accounting firm.

4. Delegation of Authority.

a. The Committee may create a subcommittee of the Committee consisting of one or more directors on the Committee and may delegate any of its duties and responsibilities to such subcommittee, unless otherwise prohibited by applicable laws or listing standards.

b. The Committee may delegate any of its duties and responsibilities to one or more directors on the Committee, another director or other persons, unless otherwise prohibited by applicable laws or listing standards.

c. Any subcommittee, director or other person may provide a written or oral report to the Committee, as appropriate, regarding any activities undertaken pursuant to such delegation.

d. The Committee may terminate any such subcommittee and revoke any such delegation at any time.

5. Authority to Retain Advisors. In the course of its duties, the Committee will have sole authority, at Empire Resorts’ expense, to engage and terminate consultants or advisors, as the Committee deems advisable within the scope of its responsibilities, including the sole authority to approve the consultant or advisor’s fees and other retention terms.

6. Charter Review. The Committee annually will review and reassess the adequacy of this charter and will submit any recommended changes to the charter to the Board for approval.

7. Performance Review. The Committee annually will undertake an evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this charter, and will report the results of such evaluation to the Board.

8. Reporting to the Board. The Committee will report regularly to the Board with respect to the Committee’s activities.

9. Open Access. The Committee will be given open access to Empire Resorts’ internal auditors, Board Chairman, Empire Resorts’ executives and independent registered public accounting firm, as well as Empire Resorts’ books, records, facilities and other personnel.

IV. Responsibilities

The following responsibilities of the Committee are set forth as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable laws and listing standards.

1. Independent Registered Public Accounting Firm. The Committee will appoint, evaluate and establish the basis for compensation of the independent registered public accounting firm, which will report directly to the Committee, and oversee the rotation of the independent registered public accounting firm’s lead audit and concurring partners at least once every five years and the rotation of other audit partners, with applicable time-out periods, in accordance with SEC regulations. The Committee will determine whether to retain or, if appropriate, terminate the independent registered public accounting firm.

2. Audit and Non-Audit Services and Fees. The Committee will review and approve in advance the scope of the fiscal year’s independent audit and the audit fees, establish policies for the independent registered public accounting firm’s activities and any fees beyond the core audit, approve in advance all non-audit services to be performed by the independent registered public accounting firm that are not otherwise prohibited by law and associated fees, and monitor the fees paid to the independent registered public accounting firm. The Committee may delegate to the Chairman the authority, within agreed limits, to pre-approve audit-related and non-audit services not prohibited by law to be performed by the independent registered public accounting firm. The Chairman will report any decisions to pre-approve such services to the full Committee.

3. Relationships with Independent Registered Public Accounting Firm. The Committee will review and, where appropriate, discuss with the independent registered public accounting firm its annual written statement delineating all relationships or services between the independent registered public accounting firm and Empire Resorts, or any other relationships or services that may impact its objectivity and independence.

4. Hiring Polices. The Committee will set policies for the hiring of employees or former employees of the independent registered public accounting firm by the Company, and monitor compliance with such policies.

5. Annual Audited and Quarterly Financial Statements; Other Matters. The Committee will:

a. Review and discuss, as appropriate, with management and the independent registered public accounting firm Empire Resorts’ annual audited and quarterly financial statements, including Empire Resorts’ disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and

b. Review with management and the independent registered public accounting firm:

i. the results of the independent registered public accounting firm’s audit and the independent registered public accounting firm’s opinion on the annual financial statements;

ii. analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

iii. the independent registered public accounting firm’s judgments on the quality, not just the acceptability, and consistent application of Empire Resorts’ accounting principles, the reasonableness of significant judgments, clarity of disclosures and underlying estimates in the financial statements;

iv. major issues regarding accounting principles and financial statement presentations, including changes in accounting principles or application thereof, significant judgment areas, and significant and complex transactions;

v. the effectiveness and adequacy of Empire Resorts’ internal auditing; and

vi. any disagreements between management and the independent registered public accounting firm, about matters that individually or in the aggregate could be significant to Empire Resorts’ financial statements or the independent registered public accounting firm’s report, and any serious difficulties the independent registered public accounting firm encountered in dealing with management related to the performance of the audit and management’s response.

6. Inclusion of Audited and Quarterly Financial Statements in 10-K and 10-Q. Based upon its review and discussion of Empire Resorts’ annual and quarterly financial statements with management and the independent registered public accounting firm, the Committee will make recommendations to the Board as to whether the audited and quarterly financial statements should be included in Empire Resorts’ Annual Report on Form 10-K and Quarterly Report on Form 10-Q respectively.

7. Regulatory and Accounting Initiatives and Off-Balance Sheet Structures. The Committee will review the effect on Empire Resorts’ financial statements of accounting initiatives, regulatory initiatives, and off-balance sheet structures.

8. Earnings Press Releases, Corporate Policies and Earnings Guidance. The Committee will review and, where appropriate, discuss earnings press releases, as well as corporate policies with respect to financial information and earnings guidance provided to analysts and ratings agencies.

9. Report from Independent Registered Public Accounting Firm. At least annually, the Committee will obtain from and review a report by the independent registered public accounting firm describing (a) the independent registered public accounting firm’s internal quality control procedures, and (b) any material issues raised by the most recent internal quality-control review, or peer review, or by any governmental or professional inquiry or investigation within the preceding five years regarding any audit performed by the independent registered public accounting firm, and any steps taken to deal with any such issues.

10. Disclosure Controls and Procedures. The Committee will review the adequacy and effectiveness of Empire Resorts’ disclosure controls and procedures as they pertain to Empire Resorts’ financial statements and auditing and accounting functions.

11. Internal Controls. The Committee will review the adequacy and effectiveness of Empire Resorts’ internal controls, including any significant deficiencies in such controls and significant changes or material weaknesses in such controls reported by the independent registered public accounting firm, the internal auditors or management and any special audit steps adopted in light of material control deficiencies, and any fraud, whether or not material, that involves management or other Empire Resorts’ employees who have a significant role in such controls.

12. Information Security. The Committee will review the adequacy and effectiveness of Empire Resorts’ information security policies and the internal controls regarding information security as they pertain to Empire Resort’s financial statements and auditing and accounting functions.

13. Internal Audit. The Committee will review the overall scope, qualifications, resources, activities, reports, organizational structure and effectiveness of the internal audit function.

14. Director of Internal Audit. The Committee will approve the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.

15. Complaints and Submissions. The Committee will oversee procedures established for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Empire Resorts’ employees of concerns regarding questionable accounting or auditing matters and compliance with Empire Resorts’ Code of Business Conduct and Ethics, Code of Ethics for Principal Executive Officer and Senior financial Officer(s) and Whistleblower Policies.

16. Attorneys’ Reports. The Committee will receive and, if appropriate, respond to attorneys’ reports of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations of U.S. or state law that pertain to Empire Resorts’ financial statements and auditing and accounting functions.

17. Risks. The Committee will review and assess risks that may have a significant impact on Empire Resorts’ financial statements and auditing and accounting functions including risks or exposures relating to litigation and other proceedings and regulatory matters and management’s approach to addressing these risks.

18. Related Party Transactions. The Committee will review and, if it deems appropriate, approve, all “related party transactions,” as defined in applicable SEC rules.

19. Investigations. The Committee will conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

20. Treasury Matters. The Committee will review or oversee significant treasury matters such as capital structure, derivative policy, global liquidity, fixed income investments, borrowings, currency exposure, dividend policy, share issuance and repurchase, and capital spending.

21. Loans and Obligations. The Committee will oversee Empire Resorts’ loans, loan guarantees of third party debt and obligations and outsourcings.

22. Cooperation with the Compensation Committee and with the Regulatory Compliance Committee. The Committee will cooperate, as appropriate, with the Compensation Committee regarding the cost, finding and financial impact of equity compensation and benefits, and with the Regulatory Compliance Committee as to matters that may overlap with the charter of the Regulatory Compliance Committee.

APPENDIX B

CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE CHARTER

This Charter governs the operations of the Corporate Governance and Nominations Committee of the Board of Directors of Empire Resorts, Inc. (the “Company”). The purposes of the Committee are (i) to develop and recommend to the Board, and to oversee the implementation and operation of, a set of corporate governance principles applicable to in the Company; (ii) to determine the slate of director nominees for election to the Board and to fill vacancies occurring between annual meetings of shareholders, and (iii) to recommend individuals to the Board for nomination as members of the standing committees of the Board. The Committee will report to the Board on a regular basis and not less than once a year.

Organization

The Committee will have three members, or such greater number as may be determined from time to time by the Board. The initial members of the Committee will be appointed by the Board. Candidates to fill subsequent vacancies in the Committee will be appointed by the Board based on nominations by the Committee. Members will serve at the pleasure of the Board and for such term or terms as the Board may determine.

Except as may be determined by the Board under the rules of the NASDAQ Stock Market, Inc., the Committee will consist solely of “Independent Directors.” Independent Directors means those directors who are neither officers nor employees of the Company, or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the NASDAQ rules.

As provided under the NASDAQ rules for the nominations committee, if the Committee three has at least three members, one director who is not independent and is not a current officer or employee, or a person who is a relative by blood, marriage or adoption of, or who has the same residence as any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may serve for up to two years.

As also provided under the NASDAQ rules for the nominations committee, if the Committee has at least three members, one director who owns 20% or more of the Company’s common stock or voting power outstanding, and is not independent because such director is also an officer, may be appointed to the Committee if the Board determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. This exception is available only if no director who is not independent is appointed to the Committee under the provisions of the immediately preceding paragraph.

Structure and Process

The Board will designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote will decide the issue. The Committee will meet in person or telephonically at least twice a year in conjunction with regularly scheduled meetings of the Board and at such other regularly scheduled times and places as may be determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1. To assist the Board in organizing itself to discharge its duties and responsibilities properly and effectively. To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable concerning the size of the Board or any committee thereof.

2. To identify individuals believed to be qualified to become Board members, and to determine the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee will determine a nominee to fill such vacancy either through appointment by the Board or through election by shareholders. In nominating candidates, the Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management, but is not required to do so.

3. To develop and recommend to the Board standards to be applied in making determinations as to the absence of relationships between a director or prospective director and the Company, its subsidiaries, or any entity with which the Company does business which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To monitor ongoing compliance with Board and Board committee membership criteria.

4. In the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation to the Board as to the class of directors in which the individual should serve.

5. To identify Board members qualified to fill vacancies on any committee of the Board other than this Committee, and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee will take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

6. To establish procedures for the Committee to exercise oversight of the evaluation of the Board and management.

7. To receive, through the Committee’s chairperson, interested-party communications directed to the non-management directors.

8. To develop and recommend to the Board a set of corporate governance principles’ applicable to the Company, to oversee the implementation and operation of the corporate governance principles, and to review those principles at least once a year.

9. To review and report to the Board concerning the corporate governance implications of proposed changes to the charter of any committee of the Board.

10. To prepare and issue the evaluation required under “Performance Evaluation” below.

11. To perform any other duties or responsibilities expressly assigned to the Committee by the Board from time to time relating to corporate governance or to the nomination of Board and committee members.

Performance Evaluation

The Committee will produce and provide to the Board an annual performance evaluation of the Committee, which evaluation will compare the performance of the Committee with the requirements of this charter. The performance evaluation will also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee will be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The authority to retain consultants or search firms used to identify director candidates shall be vested solely in the Committee.

Amendment

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

APPENDIX C

COMPENSATION COMMITTEE CHARTER

This Charter governs the operations of the Compensation Committee of the Board of Directors of Empire Resorts, Inc. (the “Company”). The purpose of the Committee is to discharge the Committee’s responsibilities relating to compensation of the Company’s executives and to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Organization

The Committee will have three members, or such greater number as may be determined from time to time by the Board. The initial members of the Committee will be appointed by the Board. Candidates to fill subsequent vacancies in the Committee will be appointed by the Board based on nominations by the Corporate Governance and Nominations Committee of the Board. Members will serve at the pleasure of the Board and for such term or terms as the Board may determine.

Except as may be determined by the Board under the rules of the NASDAQ Stock Market, Inc. (“NASDAQ”), the Committee will consist solely of “Independent Directors”. Independent Directors means those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the NASDAQ rules.

As provided under the NASDAQ rules, if the Committee has at least three members, one director who is not independent and is not a current officer or employee, and not a person who is a relative by blood, marriage or adoption of, or who has the same residence as any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years.

Structure and Process

The Board will designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote will decide the issue. The Committee will meet in person or telephonically at least twice a year in conjunction with regularly scheduled meetings of the Board and at such other regularly scheduled times and places as may be determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

The Committee may, to the extent consistent with the maintenance of the confidentiality of compensation discussions, invite the Company’s Chief Executive Officer (“CEO”) to participate in meetings of the Committee, but if present during any deliberations of the Committee, the CEO may not vote. The CEO may not be present during any discussions and deliberations of the Committee regarding the CEO’s compensation.

Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1. To establish the Company’s general compensation policy, in consultation with the Company’s senior management, and to oversee the development and implementation of compensation programs.

2. To review and approve corporate goals and objectives relevant to the compensation of the CEO, and, in conjunction with the Corporate Governance and Nominations Committee, to evaluate the performance of the CEO at least annually in light of those goals and objectives and to communicate the results of such evaluation to the CEO and the Board, and to have the sole authority to determine the CEO’s compensation level based on this evaluation, subject to ratification by the independent directors on the Board. In determining the long-term incentive component of CEO compensation, the Committee will consider, among other factors, the Company’s performance and relative stockholder return , the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may be determine to be appropriate.

3. To review and approve the compensation of all other “officers” of the Company (as defined in Section 16 of the Securities Exchange Act of 1934, as amended and Rule 16a-1, hereinafter referred to as the “Section 16 Officers”).

4. To make recommendations to the Board with respect to the Company’s development of incentive compensation plans and equity-based plans, to oversee the activities of the individuals and committees responsible for administering these plans, and to discharge any responsibilities imposed on the Committee by any of these plans.

5. To approve issuances under, or any material amendment of, any tax qualified, non-discriminatory employee benefit plan or parallel nonqualified plan pursuant to which a director, officer, employee or consultant will acquire stock or options.

6. To approve issuances under, or any material amendment of, any stock option or other similar plan pursuant to which a person not previously an employee or director of the Company, as an inducement material to the individual’s entering into employment with the Company, will acquire stock or options.

7. In consultation with management, to oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

8. To review and approve any severance or similar termination payments proposed to be made to any current or former Section 16 Officer.

9. To prepare and issue the evaluations and reports required under “Committee Reports” below.

10. To perform any other duties or responsibilities expressly assigned to the Committee by the Board from time to time relating to the Company’s compensation programs.

Committee Reports

The Committee will produce the following reports and provide them to the Board.

1. An annual report of the Compensation Committee on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable SEC rules and regulations.

2. An annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The performance evaluation should also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee will be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

3. A summary of the actions taken at each Committee meeting, which will be presented to the Board as soon as reasonably practicable thereafter, but in any event no later than at the next Board meeting.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate within the scope of its responsibilities, without seeking approval of the Board or management. The authority to retain compensation consultants to assist in the evaluation of director, CEO or executive officer compensation shall be vested solely in this Committee.

Cooperation

The Committee will cooperate, as appropriate, with the Regulatory Compliance Committee and the Audit Committee as to matters that may overlap with the charter of each respective committee.

Amendment

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

EMPIRE RESORTS, INC.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Please mark your votes like this	☒
Or

Vote Your Proxy by mail: Mark, sign and date your proxy card, then detach it, and return it in the postage-paid envelop provided.

Ü FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ü

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES

1.	To elect six Directors to serve on the Company’s Board of Directors until the 2013 annual meeting of stockholders or until their successors are elected and qualified.

Election of Directors: Joseph A. D’Amato, Emanuel R. Pearlman, Au Fook Yew, Nancy A. Palumbo, Gregg Polle and James Simon

	For All ☐	Withhold All ☐	For All Except* ☐

(Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box and write that nominee’s name on the line provided below.)

Label Area 4” x 1 1/2”	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2012.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

EMPIRE RESORTS, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 6, 2012.

This Proxy Statement and 2011 Annual Report on Form 10-K is available at:

http://www.cstproxy.com/empireresorts/2012

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EMPIRE RESORTS, INC.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

NOVEMBER 6, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EMPIRE RESORTS, INC.

The undersigned hereby appoints Joseph A. D’Amato and Emanuel R. Pearlman as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock of Empire Resorts, Inc. (the “Company”) held of record by the undersigned at the close of business on September 14, 2012 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street, 11th Floor, New York, New York on Tuesday, November 6, 2012, at 10:00 a.m., Eastern Standard Time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting. If you wish to vote via the Internet, please read the directors on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)